UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2016
KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On July 20, 2016, Kinder Morgan, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2016 and that it will hold a webcast conference call on July 20, 2016 discussing those results. The press release is furnished as Exhibit 99.1 to this report.

Item 7.01.	Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

In response to guidance issued by the SEC regarding presentation of non-GAAP financial measures, on July 20, 2016, Kinder Morgan, Inc. posted to its website (at http://www.kindermorgan.com/investor/presentations) an updated version of the presentation from its Kinder Morgan 2016 Analyst Conference held on January 27, 2016. None of the updates involved changes to quantitative information in the presentation.  The only changes made were clarifications to descriptions and explanations accompanying non-GAAP financial measures.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits The exhibit set forth below is being furnished pursuant to Item 2.02.

Exhibit Number	Description

99.1	Press release of Kinder Morgan, Inc. issued July 20, 2016

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinder Morgan, Inc.
Registrant

Dated: July 20, 2016	By:	/s/ Kimberly A. Dang
Kimberly A. Dang Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Kinder Morgan, Inc. issued July 20, 2016

4